Exhibit 10.9

October 19, 2005

CRT Capital Group LLC
262 Harbor Drive
Stamford, CT 06902

Re:          Federal Services Acquisition Corporation Initial Public Offering

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) between Federal Services Acquisition Corporation, a Delaware corporation (the “Company”), and CRT Capital Group LLC (the “Underwriter”) relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and two warrants, each of which are exercisable for one share of Common Stock (each, a “Warrant”).

In order to induce the Company and the Underwriter to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Underwriter as follows:

The undersigned represents and warrants that, as of the date hereof, other than de minimis errors or omissions, (i) the biographical information furnished to the Company and the Underwriter and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background during the previous five years and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, and (ii) the questionnaires furnished by the undersigned to the Company and the Underwriter and attached hereto as Exhibit B are true and accurate in all respects.  The undersigned further represents and warrants that:

(a)           The undersigned is not subject to or a respondent in any legal action for any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practices relating to the offering of securities in any jurisdiction;

(b)           The undersigned has never been convicted of or pleaded guilty to any crime and is not currently a defendant in a criminal proceeding (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person, (iii) pertaining to any dealings in any securities; and

(c)           The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned understands that the Underwriter may conduct a background check with respect to the undersigned, and hereby authorizes any employer, financial institution or consumer credit reporting agency to release to the Underwriter and its legal representatives or agents (including any investigative search firm retained by the Underwriter) any information they may have about the undersigned’s background and finances (“Information”).  Neither the Underwriter nor its agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information or in otherwise performing a background check, and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

The undersigned acknowledges and understands that the Underwriter and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

This letter agreement shall be binding on the undersigned and the undersigned’s respective successors, heirs, personal representatives and assigns.

This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,

/s/ ARTHUR L. MONEY
Arthur L. Money

Accepted and agreed as of the date hereof:

CRT CAPITAL GROUP LLC

By:	/s/ ERIC SEAL
Name: Eric Seal
Title: Vice President

EXHIBIT A

Biography

See attached.

EXHIBIT B

Questionnaires

See attached.